JAG MEDIA HOLDINGS, INC.
6865 S.W. 18TH STREET, SUITE B13
BOCA RATON, FL 33433

March 31, 2008

Cryptometrics, Inc.
73 Main Street
Tuckahoe, NY 10707

Re:
Agreement Amending Merger Agreement Among JAG Media Holdings, Inc. (“JAG Media”), Cryptometrics Acquisition, Inc. (“Cryptometrics Acquisition”), Cryptometrics, Inc. (“Cryptometrics”), Robert Barra, Michael Vitale, Karlen & Stolzar, Thomas J. Mazzarisi and Stephen J. Schoepfer (collectively, the “Parties”) dated as of January 24, 2007, as Further Amended by those Certain Agreements Among the Parties dated as of February 26, 2007, April 2, 2007, April 20, 2007, May 11, 2007, May 18, 2007, June 15, 2007, July 16, 2007, August 16, 2007, November 7, 2007 and February 6, 2008 (“Merger Agreement Amendment”)

Gentlemen:

This will confirm our understanding regarding the following changes to the Merger Agreement Amendment and the merger agreement which it amends (“Merger Agreement”), which have been authorized by the directors of JAG Media, Cryptometrics Acquisition and Cryptometrics:

1. The Closing Date set forth in the first sentence of paragraph 8 of the Merger Agreement Amendment is hereby changed to April 14, 2008.

2. The Automatic Termination Date of March 31, 2008 set forth in the first sentence of paragraph 9 of the Merger Agreement Amendment is hereby changed to April 15, 2008.

3. Cryptometrics hereby accepts and approves that certain letter agreement between JAG Media and YA Global Investments, LP dated March 27, 2008.

4. Cryptometrics shall deliver the following documents to JAG Media and its attorneys, as indicated (the “Cryptometrics Deliveries”):

(a)
to JAG Media, simultaneously with the execution of this agreement, the written consent of Robert Barra and Michael Vitale to the merger, which Messers Barra and Vitale are required to deliver to JAG Media upon effectiveness of the registration statement, pursuant to section 4 of the Company Voting and Lock-Up Agreement among JAG Media, Robert Barra and Michael Vitale dated December 27, 2005 (“Voting Agreement”); and

Cryptometrics, Inc.
March 31, 2008
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(b)
to JAG Media’s attorneys, Morgan Lewis & Bockius LLP (’MLB”), no later than April 11, 2008, an updated signed original of a tax certificate from Cryptometrics, required as a condition to the updating of the MLB tax opinion, in the form provided by JAG Media’s attorneys.

5. Karlen & Stolzar LLP, as Escrow Agent, acknowledge (a) receipt of the Merger Documents pursuant to the terms of paragraph 10 of the January 24, 2007 letter agreement among the Parties (the “January 2007 Letter Agreement) and (b) that they are now holding the Merger Documents in escrow pursuant to paragraph 10 of the January 2007 Letter Agreement.

6.  Cryptometrics acknowledges and agrees that the signed Affiliate Agreements required to be delivered into escrow by Cryptometrics pursuant to paragraph 10 of the January 2007 Letter Agreement shall be delivered into escrow by Cryptometrics no later than April 11, 2008.

All defined terms used in this agreement, which are not otherwise defined herein shall have the meaning ascribed to them in the Merger Agreement Amendment. Except as otherwise set forth in this agreement, the Merger Agreement Amendment and the Merger Agreement shall remain unchanged and in full force and effect. The Voting Agreement executed in connection with the Merger Agreement shall continue in full force and effect and "Merger Agreement" as defined therein shall include all amendments thereto, inclusive of that contained herein.

If the foregoing accurately reflects your understanding of our agreement regarding the above matter, please indicate your agreement and acceptance by signing in the appropriate space below and returning a fully executed and dated copy of this agreement to the undersigned.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

Cryptometrics, Inc.
March 31, 2008
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Sincerely yours, JAG MEDIA HOLDINGS, INC. By: /s/ Thomas J. Mazzarisi Name: Thomas J. Mazzarisi Title: Chairman & CEO Date: March 31, 2008	AGREED AND ACCEPTED: CRYPTOMETRICS ACQUISITION, INC. By: /s/ Thomas J. Mazzarisi Name: Thomas J. Mazzarisi Title: President Date: March 31, 2008
AGREED AND ACCEPTED: CRYPTOMETRICS, INC. By: /s/ Robert Barra Name: Robert Barra Title: Co-CEO Date: March 31, 2008
The undersigned is signing this agreement solely in its capacity as “Escrow Agent” pursuant to the provisions of paragraph 10 of the Merger Agreement Amendment and paragraph 5 of this Agreement

KARLEN & STOLZAR, LLP

By:  /s/ Michael I. Stolzar
        Name: Michael I. Stolzar
       Title: Partner
       As of Date: March 31, 2008

/s/Robert Barra Robert Barra Dated: March 31, 2008 /s/ Michael Vitale Michael Vitale Dated: March 31, 2008
The undersigned are signing this agreement only with respect to their obligations set forth in paragraph 12 of the Merger Agreement Amendment

                 /s/ Thomas J. Mazzarisi
                 Thomas J. Mazzarisi
              Dated: March 31, 2008

                 /s/ Stephen J. Schoepfer
                 Stephen J. Schoepfer
              Dated: March 31, 2008